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                                                                     EXHIBIT 4.9

                                                                  Execution Copy



                           STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of the 26th day of October, 1999 by and among Orbital Sciences Corporation ("Orbital" or the "Purchaser") and Orbital Imaging Corporation, a Delaware corporation (the "Company").

                                    RECITALS:

          A. WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Company proposes to issue and sell Common Shares (as defined herein) to the Purchaser.

          B. WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Purchaser desires to contribute capital to the Company in exchange for the issuance to the Purchaser of Common Shares as set forth herein.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

          1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Common Stock" means the common stock, par value $.01 per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

          "Contractual Obligation" means as to any Person, any provision of any security issued by such Person or any provision of any agreement, lease of real or personal property, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound, other than the Orbital Credit Facility.

          "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity exercising public functions owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Orbital Credit Facility" means the Note Agreement dated June 1, 1995 between the Purchaser and Northwestern Mutual Life Insurance Co., as amended or replaced.

          "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.





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          "Procurement Agreement" means the Restated and Amended Orbimage System
Procurement Agreement dated as of December 31, 1998 between Orbital Sciences Corporation and Orbital Imaging Corporation, as amended.

          "RadarSat-2 Agreement means the RadarSat-2 License Agreement dated December 31, 1998 among Purchaser, the Company and MacDonald, Dettwiler and Associates ltd., as amended.

          "Requirements of Law" means, as to any Person, the provisions of the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, right, privilege, qualification, license or franchise, order, judgment, or determination, in each case, of an arbitrator or a court or other Governmental Authority, in each case, applicable to or binding upon such Person or any of its property (or to which such Person or any of its property is subject) or applicable to any or all of the transactions contemplated by or referred to in this Agreement.

          "Stockholder Agreement" means the Amended and Restated Stockholders Agreement dated February 25, 1998 among the Company and certain of its stockholders

                                    ARTICLE 2
                         AUTHORIZATION OF COMMON STOCK;
                        PURCHASE AND SALE OF COMMON STOCK

          2.1 Common Stock. Purchaser hereby agrees to purchase from the Company up to an aggregate of 2,500,000 shares of Common Stock (the "Common Shares") for an aggregate purchase price of up to $25,000,000, on the terms and conditions set forth herein.

          2.2 Purchase and Sale of Common Shares.

          (a) Purchase. Upon the terms and subject to the conditions herein contained, at the Closing (as defined herein) on the Closing Date (as defined herein), the Company agrees that it will issue and sell to the Purchaser, and the Purchaser agrees that it will acquire and purchase from the Company, at least 500,000 Common Shares. The purchase price of the Common Shares shall be $10.00 per share (the "Per Share Purchase Price"). The Company shall not be obligated to sell and the Purchaser shall not be obligated to purchase more than an aggregate of 2,500,000 Common Shares.

          (b) Closing. The closing of the sale to and purchase by the Purchaser of the Common Shares referred to in Section 2.2 hereof (the "Closing") shall occur no later than 20 business days after a Purchase Event (as defined herein) (the "Closing Date"). At the Closing, (i) the Company shall deliver to the Purchaser certificates evidencing the Common Shares being purchased by the Purchaser as set forth in the Election Amount Notice (as defined herein) or as otherwise specified in this Section 2.2(b), free and clear of any liens of any nature whatsoever, other than those created by the certificate, registered in the Purchaser's name, and (ii) the Purchaser shall deliver to the Company the product of the Per Share Purchase Price and the amount of Common Shares the Purchaser has elected to purchase (the "Purchase Price") pursuant to Section 2.2(c), by cashier's check or wire transfer of immediately available funds (a "Cash Closing"). Notwithstanding the foregoing, in the event that the Purchaser does not obtain on or before December 31, 1999 the necessary consents and approvals under the Orbital Credit Facility to consummate the transactions contemplated hereby, the Purchaser agrees that it shall not invoice the Company for the first $25,000,000, in the aggregate, incurred on or after January 1, 2000 under the Procurement Agreement, and the RadarSat-2 Agreement (the "Orbital Agreements"), until such time as the Purchaser has obtained the necessary consents and approvals under the Orbital Credit Facility to consummate said transactions; provided, however, that if the Purchaser has not obtained



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the necessary consents and approvals under the Orbital Credit Facility within one (1) year of the earlier to occur of the date on which either the OrbView-3 or OrbView-4 satellite has completed on-orbit checkout and commenced business operations, the Purchaser shall be entitled to thereafter invoice the Company for all amounts which the Purchaser is then entitled to invoice the Company under the Orbital Agreements and the Company shall pay such invoices pursuant to the applicable Agreements, whereupon this Agreement shall terminate and nether party shall have any obligation to the other hereunder. This Agreement contemplates multiple Cash Closings and Closing Dates.

          (c) Purchase Event. A "Purchase Event" shall mean any date upon which the Company's outstanding balance of cash, cash equivalents and available-for-sale securities ("Cash Balance") is less than $10,000,000. The Company shall provide written notice to the Purchaser within 3 business days of such event ("Purchase Event Notice"). Upon receipt of the Purchase Event Notice, the Purchaser shall elect to purchase Common Shares in an amount not less than 500,000 shares and not more than an aggregate of 2,5000,000 shares (including Common Shares previously purchased pursuant to this Agreement, if any) (the "Election Amount Notice").. The Purchase shall provide the Election Amount Notice to the Company within 5 business days of the receipt of the Purchase Event Notice.

          (d) Covenant to Obtain Consents. Orbital covenants and agrees with ORBIMAGE that it shall use commercially reasonable efforts to obtain on or before December 31, 1999, or as promptly thereafter as is practicable, the necessary consents and approvals under the Orbital Credit Facility to consummate the transactions contemplated hereby.

          (e) Series A Preemptive Rights. To the extent that any holders of the Company's Series A Preferred stock exercise their preemptive rights pursuant to
Section 4.1 of the Stockholders Agreement with respect to any Purchase Event, the Purchaser's obligation to purchase Common Shares pursuant to Section 2.2(b) shall be reduced proportionately.

                                    ARTICLE 3
                       CONDITIONS TO THE OBLIGATION OF THE
                      PURCHASERS TO PURCHASE THE SECURITIES

          The obligation of the Purchaser to purchase the Common Shares, to pay the Purchase Price therefor and to perform any obligations hereunder on the Closing Date (unless otherwise specified) shall be subject to the satisfaction as determined by, or waiver by, the Purchaser of the following conditions on or before the Closing Date:

          3.1 Representations and Warranties. The representations and warranties of the Company contained in Article 5 hereof shall be true and correct at and as of the Closing Date as if made at and as of such date.

          3.2 Compliance with Terms and Conditions of this Agreement. The Company shall have duly and properly performed and complied with all of the agreements, covenants, obligations and conditions set forth herein that are required to be performed or complied with by the Company on or before the Closing Date.

          3.3 Delivery of Certificates Evidencing the Common Shares. The Company shall have delivered to the Purchaser the certificates evidencing the Common Shares as set forth in Section 2.2.

          3.4 Closing Certificates. The Company shall have delivered to the Purchaser a certificate executed by an authorized officer of the Company certifying to such matters as the Purchasers may reasonably request, including that the representations and warranties of the Company contained in



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the Agreement are true and correct on and as of the Closing Date, and that the conditions set forth in this Section 3 to be satisfied by the Company have been satisfied on and as of the Closing Date.

          3.5 Purchase Permitted by Applicable Laws. The acquisition of and payment for the Common Shares to be acquired by the Purchaser hereunder and the consummation of the transactions contemplated by this Agreement shall not (a) violate any Requirements of Law, (b) result in a material breach or default (i) under any of the Contractual Obligations of the Company or (ii) under any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator, or commission, board, bureau, agency or other governmental instrumentality, or (c) result in, or require, the creation or imposition of any lien, or the obligation to make any payment with respect to any lien, upon or with respect to any of the property of the Company.

          3.6 Consents and Approvals. All agreements, approvals, consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those material Contractual Obligations of the Company, necessary or required in connection with the execution, delivery or performance of this Agreement by the Company, shall have been obtained and be in full force and effect, and the Purchaser shall have been furnished with appropriate evidence thereof, and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions, except for filings which may be made post-Closing under applicable Federal and state securities laws.

          3.7 Certain Waivers. Each holder of the shares of the capital stock of the Company (or any other party who may possess such rights) which possesses any preemptive rights, rights of first refusal, "tag along" rights, rights of co-sale or any similar rights with respect to the issuance of the Common Shares contemplated hereby shall have waived all such rights.

                                    ARTICLE 4
                                CONDITIONS TO THE
                       OBLIGATIONS OF THE COMPANY TO CLOSE

          The obligation of the Company to issue and sell the Common Shares and the other obligations of the Company hereunder, shall be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the Closing Date:

          4.1 Representations and Warranties. The representations and warranties of the Purchasers contained in Article 6 hereof shall be true and correct at and as of the Closing Date.


          4.2 Compliance with Terms and Conditions of this Agreement. The Purchaser shall have duly and properly performed and complied with all of the agreements, obligations and conditions set forth herein that are required to be performed or complied with by the Purchaser on or before the Closing Date.

          4.3 Closing Certificates. The Purchaser shall have delivered to the Company a certificate executed by an authorized officer certifying that the representations and warranties contained in Section 6 of this Agreement are true and correct on and as of the Closing Date, and that the conditions set forth in this Section 4 to be satisfied have been satisfied on and as of the Closing Date.

          4.4 Issuance Permitted by Applicable Laws. The issuance of the Common Shares by the Company hereunder and the consummation of the transactions contemplated by this Agreement shall not (a) violate any Requirements of Law, or
(b) result in a material breach or default (i) under any of the Contractual Obligations of the Purchaser, or (ii) under any order, writ, judgment, injunction, decree,



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determination or award of any court, arbitrator, or commission, board, bureau, agency or other governmental instrumentality, or (c) require any consents, approvals, exemptions, authorizations, registrations, declarations or filings by the Purchaser which have not been made or obtained.

          4.5 Payment of Purchase Price or Amendment. The Purchaser shall tender to the Company the Purchase Price set forth in Section 2.2.

          4.6 Consents and Approvals. All agreements, approvals consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those material Contractual Obligations of the Purchaser; necessary or required in connection with the execution, delivery or performance of this Agreement by the Purchaser, shall have been obtained and be in full force and effect, and the Company shall have been furnished with appropriate evidence thereof as requested by the Company and all waiting periods shall have lapsed without extension or imposition of any conditions or restrictions.

                                    ARTICLE 5
                               REPRESENTATIONS AND
                            WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to the Purchaser as of the date hereof as follows:

          5.1 Corporate Existence and Authority. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be engaged, (c) is duly qualified as a foreign corporation, licensed and in good standing in each jurisdiction in which such qualification is necessary under applicable law as a result of the conduct of its business or the ownership of its properties, and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          5.2 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including without limitation, the issuance of the Common Shares (a) has been duly authorized by all necessary corporate action, including, if required, stockholder action, (b) does not and will not conflict with or contravene the terms of the Certificate of Incorporation or the By-Laws of the Company, or any amendment thereof; and (c) does not and will not violate, conflict with or result in any material breach or contravention of (i) any Contractual Obligation of the Company, or (ii) any Requirements of Law applicable to the Company.

          5.3 Governmental Authorization; Third Party Consents. Except for the notice to the holders of the Company's Series A Preferred Stock required by
Section 4.1 of the Stockholder Agreement, no approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any applicable Requirements of Law, and no lapse of a waiting period under any applicable Requirements of Law, is necessary or required in connection with the execution, delivery or performance by the Company or the enforcement against the Company of this Agreement, or the transactions contemplated thereby, except as have been obtained, made or filed and except for filings which may be made post-Closing under applicable Federal and state securities laws.

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          5.4 Due Issuance. The Common Shares shall be issued to the Purchaser free and clear of any and all liens, and shall be validly issued, fully paid and non-assessable.

                                    ARTICLE 6
                               REPRESENTATIONS AND
                           WARRANTIES OF THE PURCHASER

          The Purchaser hereby represents and warrants to the Company as of the date hereof as follows:

          6.1 Existence and Authority. The Purchaser (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or a natural person, (b) has all requisite corporate power and authority, if applicable, to own its assets and operate its business, and (c) has all requisite corporate power and authority, if applicable, to execute, deliver and perform its obligations under this Agreement.

          6.2 Authorization; No Contravention. The execution, delivery and performance by the Purchaser of this Agreement to which it is a party and the consummation of the transactions contemplated thereby, including, without limitation, the acquisition of the Common Shares: (a) is within the Purchaser's corporate power and authority and has been duly authorized by all necessary corporate action on the part of the Purchaser, if applicable; (b) does not conflict with or contravene the terms of the Purchaser's certificate of incorporation or bylaws or any amendment thereof, if applicable; and (c) except for the Orbital Credit Facility, will not violate, conflict with or result in any material breach or contravention of (i) any Contractual Obligation of the Purchaser, or (ii) the Requirements of Law or any order or decree applicable to the Purchaser. The Purchaser hereby covenants and agrees with the Company that it shall not after the date hereof enter into any new Contractual Obligations with any Person which would prevent it from performing the transactions contemplated by this Agreement.

          6.3 Purchase for Own Account. The Common Shares will be acquired by the Purchaser for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state. The Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Common Shares to the following effect:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

          THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS, INCLUDING RESTRICTIONS ON OWNERSHIP BY FOREIGN PERSONS, SET FORTH IN THAT CERTAIN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED DECEMBER 31, 1998 AMONG ORBITAL IMAGING CORPORATION, ORBITAL SCIENCES CORPORATION AND CERTAIN STOCKHOLDERS, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF ORBITAL IMAGING CORPORATION, AND SUCH SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF SAID AMENDED AND RESTATED STOCKHOLDERS AGREEMENT."

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                                    ARTICLE 7
                                  MISCELLANEOUS

          7.1 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Neither the Company nor the Purchaser may assign any of its respective rights under this Agreement without the written consent of the other party. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of this Agreement.

          7.2 Amendment and Waiver. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and the Purchaser, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party in any case shall entitle any party hereto to any other or further notice or demand in similar or other circumstances.

          7.3 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          7.4 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          7.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state.

          7.6 Jurisdiction. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.

          7.7 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provision or provisions held invalid, illegal or unenforceable shall substantially impair the remaining provisions hereof.

          7.8 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement or caused this Agreement to be duly executed and delivered by their respective officers or authorized representatives, as the case may be, thereunto duly authorized as of the date first above written.

                          ORBITAL SCIENCES CORPORATION

                          By:
                              ----------------------------------

                             Name:
                                 -------------------------------

                             Title:
                                 -------------------------------


                          ORBITAL IMAGING CORPORATION

                          By
                              ----------------------------------

                             Name:
                                   -----------------------------

                             Title:
                                   -----------------------------